Northbrook Life Insurance Company

Supplement to:             Scheduled Annuity Manager (SAM)
                             Prospectus Dated May 1, 2001

This supplement describes additional Guarantee Periods now offered by Northbrook and therefore changes your prospectus as described below. Please keep this supplement for future reference together with your prospectus.

On Page 8 of your prospectus, the first paragraph in the section "Guarantee Periods" is replaced with the following:

         Each payment allocated to Guarantee Period earns interest at a specified rate that we guarantee. We are currently offering Guarantee Periods of 1, 3, 5, 7 and 10 years in length. In the future, we may offer Guarantee Periods of different lengths ranging from 1 to 10 years or stop offering some Guarantee Periods.

For current interest rate information, please contact your Morgan Stanley Financial Advisor or Northbrook at 1-800-654-2397.



July 25, 2001